UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 2, 2007
(Date of earliest event reported)

WESTAFF, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

000-24990	94-1266151
(Commission File Number)	(I.R.S. Employer Identification No.)

298 North Wiget Lane, Walnut Creek, CA 94598
(Address of Principal Executive Offices, including Zip Code)

(925) 930-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01            Entry into a Material Definitive Agreement.

The Registrant, certain subsidiaries of the Registrant, General Electric Capital Corporation and Bank of America, N.A. executed the Tenth Amendment to the Multicurrency Credit Agreement, Limited Waiver and Consent of Guarantors, dated as of January 2, 2007 (the “Amendment”).  The Amendment extends the term of the revolving credit facilities for one year from May 17, 2008 to May 17, 2009.  It also provides a waiver of the existing minimum EBITDA requirement for the thirteen four-week period ending as of the 2006 fiscal year end and reduces the future minimum EBITDA requirements for each fiscal quarter ending during the fiscal year 2007 and beyond.  The Amendment also modifies certain other existing covenants.  Additionally, the Amendment reduces certain collateral reporting requirements, provided that Westaff (USA), Inc., one of our subsidiaries, has a borrowing availability of not less than $5 million and this subsidiary and Westaff (U.K.), Limited, together have a combined borrowing availability of not less than $8 million.  Prior to the Amendment, the borrowing availability levels that permitted a reduction in the collateral reporting requirement were $7.5 million and $10 million respectively.  Furthermore, the Amendment lowers the Level I interest rate (different levels applicable based on our EBITDA) margin from 2.0 % to 1.75% for U.S. revolving loans based on LIBOR and from 2% to 1.25% for letter of credit obligations.  A copy of the Amendment is attached hereto and incorporated herein as Exhibit 10.8.20.10.

Item 2.02            Results of Operations and Financial Condition.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

On January 4, 2007, the Registrant issued a press release to announce its financial results for the fourth quarter and fiscal year ended October 28, 2006.  A copy of the press release dated January 4, 2007, reporting such results is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Document
10.8.20.10	Tenth Amendment to Multicurrency Credit Agreement, Limited Waiver and Consent of Guarantors

99.1	Press Release, dated January 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

By:	/s/ JOHN P. SANDERS
John P. Sanders
Senior Vice President, Chief Financial
Officer and Treasurer

Date:  January 4, 2007

EXHIBIT INDEX

Exhibit No.	Description of Document
10.8.20.10	Tenth Amendment to Multicurrency Credit Agreement, Limited Waiver and Consent of Guarantors

99.1	Press Release, dated January 4, 2007